SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Walgreens Boots Alliance, Inc. (the “Company”) today announced that it is providing an update on the anticipated impact of the recently-enacted U.S. tax legislation, specifically as it relates to the cash tax benefit the Company expects to obtain for its fiscal year ending August 31, 2018 (“fiscal year 2018”) as well as with respect to the expected impact on the Company’s adjusted diluted net earnings per share for fiscal year 2018.

Based on the information currently available to the Company and the Company’s current assumptions, estimates, and expectations, as a result of the recently-enacted legislation, the Company expects to obtain a cash tax benefit in excess of $200 million for fiscal year 2018, which is inclusive of the benefits available from the effective date of the legislation. The legislation is currently expected to favorably impact the Company’s adjusted diluted net earnings per share for fiscal year 2018 by between 30 and 35 cents.

The Company is continuing to work to provide a more comprehensive assessment of the potential full impact of the recently-enacted legislation on the Company and its financial statements, and intends to provide a further update in the future with respect thereto. Accordingly, the amounts and timing of all estimates remain subject to change.

Please refer to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended November 30, 2017 for additional information regarding the anticipated impact of the recently-enacted U.S. tax legislation on the Company.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical, including, without limitation, those regarding estimates of the anticipated effects of the recently-enacted tax legislation in the United States, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “aim,” “continue,” “sustain,” “synergy,” “on track,” “on schedule,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “upcoming,” “to come,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, known or unknown, that could cause actual results to vary materially from those indicated or anticipated, including, but not limited to, those relating to changes in laws, including the recent U.S. tax legislation, regulations or interpretations thereof, outcomes of legal and regulatory matters, the risks associated with international business operations, and our ability to achieve financial, tax and operating results in the amounts and at the times anticipated. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2017 and our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2017, each of which is incorporated herein by reference, and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Supplemental Information (Unaudited) Regarding Non-GAAP Financial Measures

The Company has provided the non-GAAP financial measures in this report, which are not calculated or presented in accordance with generally accepted accounting principles in the United States (GAAP), as supplemental information. These supplemental non-GAAP financial measures are presented because management evaluates the Company’s financial results both including and excluding the adjusted items, and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the Company’s business from period to period and trends in the Company’s historical operating results. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, any comparable GAAP financial measures. The Company does not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this report) where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted, and that would impact diluted net earnings per share, the most directly comparable forward-looking GAAP financial measure. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 8, 2018	By:	/s/ Collin G. Smyser
	Title:	Vice President, Corporate Secretary